UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006 (February 13, 2006)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a),(c) On February 13, 2006, Transmeridian Exploration Incorporated (the “Company”) received a “warning letter,” dated February 13, 2006, from the American Stock Exchange (“AMEX”) stating that the Company was not in compliance with AMEX rules regarding the listing of additional securities. Specifically, in December 2005, the Company issued 1,000,000 shares of its common stock in connection with its acquisition of the 10% carried working interest in the South Alibek Field then held by Kornerstone Investment Group, Ltd. without first obtaining AMEX’s approval of such issuance, as is required by Section 301 of the AMEX Company Guide. The Company will be included in a list of issuers, posted daily on www.amex.com, that are not in compliance with AMEX rules. In addition, the Company’s AMEX trading symbol will be subject to the indicator “.BC” to denote its noncompliance. Both the website posting and the trading symbol indicator will remain in effect until the Company has complied with all applicable AMEX rules.

The Company has submitted the required application for the listing of such additional securities to AMEX. AMEX has determined not to apply its continued listing evaluation and follow-up procedures at this time.

Pursuant to the requirements of the AMEX Company Guide, the Company issued a press release on February 16, 2006 announcing, among other matters, the receipt of the “warning letter” from AMEX; a copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On February 16, 2006, the Company issued a press release providing an operations update and announcing, among other matters, the settlement of the litigation involving Rig 232; a copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Transmeridian Exploration Incorporated on February 16, 2006 providing an operations update and announcing receipt of a “warning letter” from AMEX and the settlement of the litigation involving Rig 232

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: February 16, 2006	By:	/s/ Earl W. McNiel
	Name:	Earl W. McNiel
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Transmeridian Exploration Incorporated on February 16, 2006 providing an operations update and announcing receipt of a “warning letter” from AMEX and the settlement of the litigation involving Rig 232